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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                                JULY 1, 1996


                         NOBLE DRILLING CORPORATION
           (Exact name of registrant as specified in its charter)



    Delaware                     0-13857                   73-0374541
    (State or other              (Commission               (IRS Employer
    jurisdiction of              File Number)              Identification No.)
    incorporation)



            10370 Richmond Avenue, Suite 400, Houston, Texas  77042
            (Address of principal executive offices)     (Zip Code)



              Registrant's telephone number, including area code:

                                 (713) 974-3131

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Item 2.  Acquisition or Disposition of Assets.

       On July 1, 1996, Noble Drilling Corporation (unless otherwise required by the context, together with its consolidated subsidiaries, the "Company") completed its previously announced agreement with Royal Nedlloyd N.V. ("Nedlloyd") and its wholly owned subsidiary, Neddrill Holding B.V., to acquire the assets of Nedlloyd's offshore drilling division Neddrill ("Neddrill"). The Company acquired the assets of Neddrill utilized in its offshore contract drilling, accommodation and other oil and gas exploration and production related service businesses, $25,000,000 in net working capital, and the personnel employed by Neddrill for $300,000,000 in cash plus 5,000,000 shares of common stock of the Company. For additional information regarding the acquisition, see the sections captioned "Use of Proceeds" and "The Acquisition," which appear on pages 14 and 23-25, respectively, of the Prospectus of the Company dated June 26, 1996, which constitutes Part I of the Registration Statement of the Company on Form S-3 (Registration No. 333-02927) (the "Equity Registration Statement"), which sections are incorporated herein by reference.

       In connection with the closing of the acquisition, the Company closed its offering of 21,850,000 shares of common stock of the Company (including 2,850,000 shares issued in connection with the exercise by the underwriters of the over-allotment options) and its offering of $125,000,000 principal amount of 9-1/8% Senior Notes due 2006 of the Company.

Item 7.  Financial Statements and Exhibits.

       (a)   Financial Statements of Businesses Acquired.

             The financial statements required by this item of Form 8-K have been previously reported (within the meaning thereof as defined in Rule 12b-2) by the Company in the Equity Registration Statement and are accordingly not included herein in reliance on General Instruction B.3 to Form 8-K.

       (b)   Pro Forma Financial Information.

             The pro forma financial information required by this item of Form 8-K has been previously reported (within the meaning thereof as defined in Rule 12b-2) by the Company in the Equity Registration Statement and is accordingly not included herein in reliance on General Instruction B.3 to Form 8-K.

       (c)   Exhibits.

          Exhibit 2.1 -  Agreement of Sale and Purchase dated as of April 25,
                         1996 between the Registrant and Royal Nedlloyd N.V. and Neddrill Holding B.V. (filed as Exhibit 2.1 to the Equity Registration Statement and incorporated herein by reference).





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          Exhibit 4.1 -  Indenture dated as of July 1, 1996 governing the
                         9-1/8% Senior Notes due 2006.

          Exhibit 99.1 - Sections captioned "Use of Proceeds" and "The
                         Acquisition," which appear on pages 14 and 23-25, respectively, of the Prospectus of the Company dated June 26, 1996, which constitutes Part I of the Equity Registration Statement.





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                                   SIGNATURES

       Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 16, 1996                NOBLE DRILLING CORPORATION


                                    By: /s/ BYRON L. WELLIVER
                                        ----------------------------------------
                                        Byron L. Welliver,
                                        Senior Vice President-Finance, Treasurer
                                        and Controller





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                               INDEX TO EXHIBITS



 Exhibit
 Number                            Exhibit
 -------       ----------------------------------------------
 2.1 -         Agreement of Sale and Purchase dated as of
               April 25, 1996 between the Registrant and
               Royal Nedlloyd N.V. and Neddrill Holding B.V.
               (filed as Exhibit 2.1 to the Equity
               Registration Statement and incorporated herein
               by reference).

 4.1 - Indenture dated as of July 1, 1996 governing the 9-1/8% Senior Notes due 2006.

 99.1 -        Sections captioned "Use of Proceeds" and "The
               Acquisition," which appear on pages 14 and 23-
               25, respectively, of the Prospectus of the Company dated June 26, 1996, which constitutes
               Part I of the Equity Registration Statement.